UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2005
                                                 -------------------------------

                           NATURAL HEALTH TRENDS CORP.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)


         Delaware                       0-26272                  59-2705336
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              IRS Employer
of incorporation)                     File Number)          Identification No.)


12901 Hutton Drive            Dallas, TX                                 75234
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)


Company's telephone number, including area code   (972) 241-4080
                                               ---------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On June 29, 2005, Natural Health Trends Corp., a Florida corporation ("NHTC-FL") reincorporated in the State of Delaware by merging with and into Natural Health Trends Corp, a Delaware corporation ("NHTC-DE") and a wholly owned subsidiary of NHTC-FL. As a result of the merger, NHTC-DE is the surviving corporation and each share of common stock outstanding of NHTC-FL prior to the merger is currently one share of common stock of NHTC-DE. Other than being incorporated in the State of Delaware, no other changes were effected with respect to the registrant or its capitalization.

Item 9.01(c)  Financial Statements and Exhibits.

     3.01  Certificate of Incorporation of NHTC-DE.
     3.02  Bylaws of NHTC-DE
     10.1 Agreement and Plan of Merger dated March 23, 2005 between NHTC-FL and NHTC-DE.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATURAL HEALTH TRENDS CORP.


Date: July  11, 2005
                                            By: /s/ MARK D. WOODBURN
                                               -------------------------------
                                               Name: Mark D. Woodburn
                                               Title: President




                                        2